US $0.10 UNIT CONVERTIBLE NOTE
PRIVATE PLACEMENT
SUBSCRIPTION AGREEMENT

Global Green Solutions Inc.
Suite 1010, 789 West Pender Street, Vancouver, British Columbia, Canada, V6C 1H2
__________

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

SIGNATURE PAGE / SUBSCRIBER STATEMENT

TO THE US$0.10 UNIT CONVERTIBLE NOTE PRIVATE PLACEMENT
SUBSCRIPTION AGREEMENT OF GLOBAL GREEN SOLUTIONS INC.

     SUBSCRIBER’S STATEMENT – the Subscriber is a sophisticated investor, the Subscriber has sought such independent counsel as the Subscriber considers necessary and the Subscriber has read the attached “US$0.10 unit Convertible Note Private Placement Subscription Agreement” (the “Agreement”) carefully and accepts, agrees and acknowledges the representations and terms thereof in full and without exception and agrees that such Agreement constitutes the entire agreement between Global Green Solutions Inc. (the “Company”) and the Subscriber and that there are no collateral representations or agreements between the same.

     The Company is offering (collectively, the “Offering”), to eligible investors (each such an investor who subscribes to this Offering by this document is hereinafter referred to as the “Subscriber”) on a private placement basis, convertible notes yielding 12% per annum simple interest, not in advance with a two year term (“Purchased Securities”) convertible into units of securities in the capital of the Company at US$0.10 per unit (“Conversion Price”) at the option of the Subscriber. Each unit shall be comprised of one common share and one share purchase warrant, with each whole warrant (each a “Warrant”) exercisable into a further common share in the capital of the Issuer at US$0.25 per share for a two year period from the date of conversion (each a “Unit”). Interest is payable at the end of term in either cash or common shares convertible at the Conversion Price. Warrants may be exercised for cash consideration or on a cashless basis as defined in section 1.3 of this Agreement. The Company offers, and the Subscriber accepts, the US$0.10 Unit Convertible Note on the terms and conditions as set forth in this subscription agreement (the “Agreement”).

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-- Global Green Solutions Inc. --

Amount of Convertible Note subscribed for: = US$ ___________________________
Exercisable into __________________ Units of the Company as outlined below in the Subscription Agreement

Dated at ____________, ____________, on this _____day of _____________, 2010.

REGISTRATION INSTRUCTIONS:	DELIVERY INSTRUCTIONS:

Name to appear on certificate	Name and account reference, if applicable

Account reference, if applicable	Contact name

Address	Address

Telephone number

EXECUTED by the Subscriber this ____ day of __________ , 2010. By executing this Subscription Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is a resident in the jurisdiction shown as the “Address of the Subscriber”. The address of the Subscriber will be accepted by the Company as a representative as to the address of residency for the Subscriber.

WITNESS:	EXECUTION BY SUBSCRIBER: (all items must be completed)

Signature of witness	Signature of individual (if Subscriber is an individual)

Name of witness
Signature of Authorized Signatory (if Subscriber is not an individual)

Address of witness
Name and Title of Authorized Signatory (please print)

Name of Subscriber (please print) (the “Subscriber”)

Address of Subscriber (residence)
ACCEPTED this ____ day of ___________, 2010.

Telephone number and e-mail address

Per:

Authorized signatory

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IF THE SUBSCRIBER IS NOT A U.S. RESIDENT, THE SUBSCRIBER MUST COMPLETE AND SIGN ATTACHMENT “I” IMMEDIATELY FOLLOWING THIS SIGNATURE PAGE/SUBSCRIBER STATEMENT AND COMPLETE THE MISSING INFORMATION AND CIRCLE THE APPLICABLE CATEGORY(IES) (A) THROUGH (P) AS SET FORTH IN SECTION 3.4(af)(i) OF THE ATTACHED AGREEMENT.

IF THE SUBSCRIBER IS NOT A BC RESIDENT, THE SUBSCRIBER MUST COMPLETE ATTACHMENT “II” BRITISH COLUMBIA INSTRUMENT 51-509 CERTIFICATE OF SHAREHOLDER WHICH REPRESENTS AND WARRANTS THAT THE SUBSCRIBER IS NOT A RESIDENT OF BRITISH COLUMBIA AND UNDERTAKES NOT TO TRADE OR RESELL ANY OF THE SHARES IN OR FROM BRITISH COLUMBIA UNLESS THE TRADE OR RESALE IS MADE IN ACCORDANCE WITH BCI 51.509.

IF THE SUBSCRIBER IS A U.S. RESIDENT, THE SUBSCRIBER MUST COMPLETE AND SIGN SCHEDULE A AT THE END OF THIS DOCUMENT

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Attachment “I”
SUBSCRIBER’S CERTIFICATE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.

a) the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

b) the Subscriber is purchasing the US $0.10 Unit Convertible Note as principal, that the Subscriber is resident in the jurisdiction set out on the signature page thereof;

2.	the Subscriber is (tick one or more of the following boxes):

	(A)	a founder of the Company, or a director, executive officer, employee or control person of the Company or of an affiliate of the Company	[ ]

	(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

	(C)	a close personal friend of a director, executive officer, founder or control person of the Company	[ ]

	(D)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]

	(E)	an accredited investor	[ ]

	(F)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	[ ]

	(G)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	[ ]

	(H)	purchasing as principal Securities with an aggregate acquisition cost of not less than CDN$150,000	[ ]

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3.	if the Subscriber has checked box B, C, D, E, G or H in Section 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the security holders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary.

4.	if the Subscriber is resident in Ontario, the Subscriber is (tick one or more of the following boxes only if the Subscriber is resident in Ontario):

(A)	a founder of the Company	[ ]
(B)	an affiliate of a founder of the Company	[ ]
(C)	a spouse, parent, brother, sister, grandparent or child of a director, executive officer or founder of the Company	[ ]
(D)	a person that is a control person of the Company	[ ]
(E)	an accredited investor	[ ]
(F)	purchasing as principal Securities with an aggregate acquisition cost of not less than CDN$150,000	[ ]

5.	if the Subscriber has checked box A, B, C or D in Section 4 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

(Instructions to Subscriber: fill in the name of each director, executive officer, founder, affiliate and control person which you have the above- mentioned relationship with.)

6.

if the Subscriber has ticked box F in Section 2 or box E in Section 4 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

[ ]	(a) a Canadian financial institution as defined in National Instrument 14- 101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

[ ]

(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

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[ ]

(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

[ ]

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l'ile de Montreal or an intermunicipal management board in Québec;

[ ]	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]

(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

[ ]

(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

[ ]	(m) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

[ ]

(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45- 106;

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[ ]

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]

(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]

(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

[ ]

(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia.

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The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant legislation.

     IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ___ day of __________________2010.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Name of Entity

Print or Type Name	Signature of Authorized Signatory

Print Authorized Signatory name and title

-- $0.10 Convertible Note Private Placement Subscription Agreement --
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Attachment “II”

BRITISH COLUMBIA INSTRUMENT 51-509
CERTIFICATE OF SHAREHOLDER

In connection with the issuance of common shares (the “Shares”) of GLOBAL GREEN SOLUTIONS INC., to the undersigned (the “Subscriber”), pursuant to that certain convertible note (the “Agreement”), the Subscriber hereby agrees, acknowledges, represents, warrants and undertakes as follows:

1. Pursuant to British Columbia Instrument 51-509 – Issuers Quoted in the U.S. Over –the-Counter Markets (“BCI 51-509”), as adopted by the British Columbia Securities Commission, a subsequent trade in the Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the British Columbia Securities Act) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the "BC Legend") specified in BCI 51-509.

2. The Subscriber represents and warrants that the Subscriber is not a resident of British Columbia and undertakes not to trade or resell any of the Shares in or from British Columbia unless the trade or resale is made in accordance with BCI 51.509. The Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of these representations and warranties and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Company.

3. By executing and delivering this Certificate and as a consequence of the representations and warranties made by the Subscriber herein, the Subscriber will have directed the Company not to include the BC Legend on any certificates representing the Shares to be issued to the Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of BCI 51-509, and any subsequent trade in any of the Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of the British Columbia Securities Act.

4. If the Subscriber wishes to trade or resell any of the Shares in or from British Columbia, the Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Shares to the Company’s transfer agent to have the BC Legend imprinted on such certificate or to instruct the Company’s transfer agent to include the BC Legend on any ownership statement issued under a direct registration system or other book entry system.

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Attachment “II”

BRITISH COLUMBIA INSTRUMENT 51-509
CERTIFICATE OF SHAREHOLDER

Signature Page

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Signature of Authorized Signatory

Print or Type Name	Print or Type Name and Title

Name of the Entity

Witness Signature

Print Name and Address

Date:

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US$0.10 UNIT CONVERTIBLE NOTE
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D, RULE 506 UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(OR)

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE WHICH IS FOUR MONTHS FROM THE CLOSING DATE.

(AND, IF APPLICABLE)

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12 (2) OF THE BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKET ARE MET.

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US$0.10 UNIT CONVERTIBLE NOTE UNIT PRIVATE PLACEMENT OFFERING

To:	GLOBAL GREEN SOLUTIONS INC. (the “Company”), with an address for notice and delivery located at Suite 1010, 789 West Pender Street, Vancouver, British Columbia, Canada, V6C 1H2.

     The Company is offering (collectively, the “Offering”), to eligible investors (each such an investor who subscribes to this Offering by this document is hereinafter referred to as the “Subscriber”) on a private placement basis, convertible notes yielding 12% per annum simple interest, not in advance with a two year term (“Purchased Securities”) convertible into units of securities in the capital of the Company at US$0.10 per unit (“Conversion Price”) at the option of the Subscriber. Each unit shall be comprised of one common share and one share purchase warrant, with each whole warrant (each a “Warrant”) exercisable into a further common share in the capital of the Issuer at US$0.25 per share for a two year period from the date of conversion (each a “Unit”). Interest is payable at the end of term in either cash or common shares convertible at the Conversion Price. Warrants may be exercised for cash consideration or on a cashless basis as defined in section 1.3 of this Agreement. The Company offers, and the Subscriber accepts, the Convertible Note and the underlying Units on the terms and conditions as set forth in this subscription agreement (the “Agreement”).

Article 1
SUBSCRIPTION FOR CONVERTIBLE NOTE

1.1 Subscription for Convertible Note. Based upon the hereinafter terms, conditions, representations, warranties and covenants given by each party to the other, the Subscriber hereto hereby irrevocably subscribes for and agrees to purchase a convertible note as described above, for aggregate consideration (the “Subscription Price”) as set forth on the Signature Page/Subscriber Statement at the beginning of this document.

1.2 Acceptance of subscription. The Company, upon acceptance by its Board of Directors (the “Board”) of all or part of this subscription Agreement, agrees to issue the convertible note as consideration for the Subscriber’s subscription, and to refund any excess subscription monies of the Subscription Price of any non-accepted portion of this subscription Agreement.

1.3 Warrants and exercise of Warrants. Upon conversion of the convertible note at US$0.10 per share into one common share and one whole warrant, the Warrants forming part of the Units will be registered in the name of the Subscriber and will be non-transferable except in compliance with the United States Securities Act of 1933, as amended (the “U.S. Act”), and each such Warrant will entitle the Subscriber to purchase one additional common share of common stock of the Company (each a “Warrant Share”), for the period commencing upon the date of issuance of the Units by the Board and ending at 5:00 p.m. (Vancouver, British Columbia, Canada, time) on the day which is two years thereafter (such time period being the “Warrant Exercise Period” herein), at an exercise price of US$0.25 per Warrant Share (“Purchase Price”) during the Warrant Exercise Period and by either paying cash or other consideration amicable to the Company, or via cashless exercise as set out as follows:

     Cashless Exercise

     (a) Warrants may be exercisable in whole or in part at the option of the Holder either (i) on payment by cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, or (ii) by cashless exercise in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of common shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of common shares issuable to the holder per the terms of the Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable common shares in the capital of the Company determined as provided herein.

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     (b) If the Fair Market Value of one common share is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive common shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of common shares computed using the following formula:

X=Y (A-B)
A
Where	X=	the number of common shares to be issued to the holder
	Y=	the number of common shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised

A=

the Fair Market Value of one share of the Company’s common stock as defined for the purposes of this calculation as the 30 day volume weighted average price of the Issuer’s securities preceding the date of Conversion as defined herein

	B=	Purchase Price

     (c) For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

1.4 Warrant certificates. The terms and conditions which govern the Warrants will be referred to on the certificates representing the Warrants in the form attached hereto as Exhibit “A” and will contain, among other things, anti-dilution provisions and provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issuable on the exercise of the Warrants upon the occurrence of certain events including any subdivision, consolidation or reclassification of the common shares, the payment of stock dividends and the amalgamation of the Company.

1.5 Other financings. The issue and terms of the Warrants will not restrict or prevent the Company from obtaining any other financing or from issuing additional securities or rights during the period within which the Warrants are exercisable.

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1.6 Replacement Warrant certificates. If the Subscriber exercises any Warrants the Company will issue to the Subscriber the number of Warrant Shares equal to the number of Warrants exercised and deliver to the Subscriber a certificate representing the Warrant Shares.

1.7 Subscriber’s eligibility for subscription. The Subscriber acknowledges and warrants (and has made diligent inquiries to so determine or has the sophistication and knowledge to know the Subscriber’s status without concern of error), on which the Company relies, that the Subscriber is purchasing the Units on a private basis and without infraction of or impedance by his domicile laws due to one or more of the following:

(a)

the Subscriber is an eligible and exempt investor under the laws of the Subscriber’s domicile by either being a person who complies with exemptions from prospectus requirements or is otherwise exempt by virtue of the Subscriber’s wealth, income and investment knowledge or capacity; or

(b)	the Subscriber is subscribing for a value in Units constituting an exempt investment under the laws of the Subscriber’s domicile; or

(c)	the Subscriber’s domicile laws do not restrict investment; and

(d)

where the Subscriber has completed the appropriate portions of this Agreement and its related Appendices and the completion of the same, whether signed or not, constitute a true and accurate statement by the Subscriber.

     For the purposes of this Agreement it is hereby acknowledged and agreed that “Securities” is hereinafter collectively defined to mean the Units, the Shares, the Warrants and the Warrant Shares.

1.8 Risks of subscription. The Subscriber acknowledges that no party independent of the Company has made or will make any opinion or representations on the merits or risks of an investment in any of the Securities unless sought out by the Subscriber; which the Subscriber is encouraged to do. The Subscriber is aware that this investment is a speculative and risky investment, the Subscriber warrants that it could tolerate the full loss of the investment without significant or material impact on the Subscriber’s financial condition.

Article 2
METHOD OF SUBSCRIPTION AND ACCEPTANCE BY THE COMPANY

2.1 Method of subscription. It is hereby acknowledged and agreed by the parties hereto that any subscription for Units shall be made by the Subscriber:

(a)	by faxing to the Company at (604) 637-3111 a completed and executed copy of this Agreement together with all applicable Appendices hereto; and

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(b)

by delivering to the Company, at Suite 1010, 789 West Pender Street, Vancouver, British Columbia, Canada, V6C 1H2, an originally executed and completed copy of this Agreement via courier and all applicable Appendices hereto together with payment for the exact Subscription Price for such Units in the following manner:

	(i)	by delivery:

		(A)	to the Company, at its above address, of a bank draft, money order or cashier’s cheque for the exact Subscription Price for the Units made payable to the Company; or

	(ii)	by wire transfer to the Company’s Account of the exact Subscription Price for the Units to the following wiring instructions:

INFORMATION FOR WIRING FUNDS TO GLOBAL GREEN SOLUTIONS INC.

BENEFICIARY’S BANK:	BANK OF MONTREAL
595 BURRARD STREET
VANCOUVER, BRITISH COLUMBIA
CANADA

	U.S. ACCOUNT NO.:	4604-198
	SWIFT BIC ADDRESS:	BOFMCAM2
	TRANSIT NO.:	0004

INTERMEDIARY BANK, IF REQUIRED	WACHOVIA BANK, NA
SWIFT CODE	PNBPUS3NNYC
ABA NUMBER	026005092
Funds wired within Canada do not need to be routed through the Intermediary bank.

BENEFICIARY :	Global Green Solutions Inc.
789 West Pender Street, Suite 1010
Vancouver, B.C. V6C 1H2

Contact Monita Faris
604-606-7977

Please include information with the wire, referencing the Convertible Note

2.2 Acceptance of subscription or return of Subscription Price by the Company. The Subscriber acknowledges that the Company will be accepting subscriptions for Units on a first come, first served, basis. As a consequence the Company, upon acceptance by its Board of all or part of this subscription Agreement (the “Acceptance”), hereby agrees to issue the accepted number of Units, as fully paid and non-assessable, and as consideration for the Subscriber’s subscription, and to promptly refund any excess subscription monies of the Subscription Price of any non-accepted portion of this subscription Agreement. In this regard the Subscriber acknowledges that, although Units may be issued to other subscribers concurrently with the Company’s Acceptance of all or part of this subscription Agreement, there may be other sales of Units by the Company, some or all of which may close before or after the Acceptance herein. The Subscriber further acknowledges that there is a risk that insufficient funds may be raised by the Company upon the Company’s Acceptance of all or part of this subscription Agreement to fund the Company’s objectives and that further closings may not take place after Acceptance herein.

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-- Global Green Solutions Inc. --

2.3 Use of funds before and after Acceptance. The Company agrees that the Subscription Price will be held by the Company or by the Company’s Counsel for the benefit of the Subscriber to reserve the Subscriber’s subscription and, prior to Acceptance, such funds shall not be considered a loan and shall not bear interest but shall constitute solely a reservation of subscription. The Subscriber shall not demand return of its Subscription Price monies unless the Units have not been issued for a period in excess of 15 calendar days from the date of this subscription and such demand may be fulfilled by Acceptance and delivery of subscribed Units or return of funds at the Company’s sole and absolute discretion. The Subscriber acknowledges that the funds to be raised from all Units are to be employed for the business of the Company in accordance with management’s determination as to the best use of the same for the Company’s business plans. Notwithstanding any disclosure document or offering memorandum or prospectus provided concurrent with this subscription, the Company reserves the right at any time to alter its business plans in accordance with management’s appreciation of the market for the goods and services of the Company and the best use of the Company’s funds to advance its business, whether present or future.

2.4. Securities issued at different prices and characteristics. Although the Company represents and warrants that it has no current plans to issue any Securities at the present time other than in connection with this Offering, the Subscriber acknowledges that the Company will, in the future, issue its securities at different prices which may occur sequentially, from time-to-time, or at the same time and prices in the future may be lower than now. The Company will also issue offerings which have warrants, or other benefits, attached and some offerings which do not. Not all subscribers will receive common shares, or other share classes, of the Company at the same price and such may be issued at vastly different prices to that of the Subscriber. For example, however, without limitation, the Company will or may issue securities for developmental assets (which cannot be valued and so may be assigned a nominal value on the Company’s books) or for services or to attract expertise or management talent or other circumstances considered advisable by the Board. Such issuance at different prices are made by the Board in its judgment as to typical structuring for a company such as the Company, to incentivise, reward and to provide a measure of developmental control, to acquire assets or services which the Board considers necessary or advisable for the Company’s development and success and other such considerations in the Board’s judgment. The Company may or will acquire debt and/or equity financings in the future required or advisable, as determined by the Board, in the course of the Company’s business development. The Subscriber acknowledges these matters and understands that the Subscriber’s investment is not necessarily the most advantageous investment in the Company.

2.5 Delivery of Convertible Note, and share and Warrant certificates upon Conversion. The Company, promptly after the Acceptance by its Board of all or part of this subscription Agreement, agrees to deliver to the Subscriber a Convertible Note as described hereinfor under this Subscription Agreement. Upon Conversion, the Company agrees to provide the converted number of common Shares and Warrants to the Subscriber within ten calendar days of such notice of conversion.

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

Article 3
INVESTMENT SUBSCRIPTION TERMS, CORPORATE DISCLOSURE AND
GENERAL SUBSCRIBER ACKNOWLEDGEMENTS AND WARRANTIES

3.1 Description of the Units. The Company is issuing Convertible Notes convertible into Units of securities in the capital of the Issuer at a price of US$0.10 per Unit. The Shares forming part of the Units, together with the Warrant Shares which are issuable upon conversion of the note at US$0.10 per unit into one common share and one whole share purchase warrant and such Warrants upon exercise, are a part of the common shares of the Company presently authorized. Copies of the constating documents of the Company describing the common shares and the rights of shareholders are available upon request.

3.2 Indemnity. The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement.

3.3 The Subscriber’s understandings and acknowledgments. The Subscriber hereby acknowledges and agrees that:

(a)

Further financings: although the Company has no current plans to issue any Securities at the present time other than in connection with this Offering, the Company may issue further offerings in the future similar to the within Offering which may be at higher or lower prices (as determined by the Company in accordance with its appreciation of market conditions). The Company may, and will, acquire debt and/or equity financings in the future required or advisable in the course of the Company’s business development;

(b)	Withdrawal or revocation: this Agreement is given for valuable consideration and shall not be withdrawn or revoked by the Subscriber once tendered to the Company with the Subscription Price;

(c)

Agreement to be bound: the Subscriber hereby specifically agrees to be bound by the terms of this Agreement as to all particulars hereof and hereby reaffirms the acknowledgments, representations and powers as set forth in this Agreement;

(d)

Reliance on Subscriber’s representations: the Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained herein in determining whether a sale of the Units to the Subscriber is in compliance with applicable securities laws. The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate; and

(e)

Waiver of pre-emptive rights: the Subscriber hereby grants, conveys and vests unto the President of the Company, or unto such other nominee or nominees of the President of the Company as the President of the Company may determine, from time to time, in the President’s sole and absolute discretion, as the Subscriber’s power of attorney solely for the purpose of waiving any prior or pre- emptive rights which the Subscriber may have to further issues of equity by the Company under applicable corporate and securities laws.

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

3.4 The Subscriber’s representations and warranties. The Subscriber hereby represents and warrants that:

(a)

No registration and sales under Regulation S: if the Subscriber is not a resident of the United States: (i) the Subscriber acknowledges that the Securities have not been registered under the U.S. Act; (ii) the Subscriber agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the U.S. Act or pursuant to an available exemption from such registration, and that hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Act; (iii) the Subscriber understands that any certificate representing the Securities may bear a legend setting forth the foregoing restrictions; and (iv) the Subscriber understands that the Securities are restricted within the meaning of “Rule 144” promulgated under the U.S. Act; that the exemption from registration under Rule 144 will not be available in any event for at least six months from the date of purchase and payment of the Securities by the Subscriber, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Securities may be made by the Subscriber only in limited amounts in accordance with such terms and conditions;

(b)

No U.S. beneficial interest: if the Subscriber is not a resident of the United States, no U.S. Person, either directly or indirectly, has any beneficial interest in any of the Securities acquired by the Subscriber hereunder, nor does the Subscriber have any agreement or understanding (written or oral) with any U.S. Person respecting:

(i) the transfer or any assignment of any rights or interest in any of the Securities;

(ii) the division of profits, losses, fees, commissions or any financial stake in connection with this subscription; or

(iii) the voting of the Securities;

(c)	Experience: the Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company;

(d)	Information: the Subscriber has received all information regarding the Company reasonably requested by the Subscriber;

(e)	Risk: the Subscriber understands that an investment in the Company involves certain risks of which the Subscriber has taken full cognizance, and which risks the Subscriber fully understands;

(f)	Fees: The Subscriber acknowledges and agrees that the Company may pay to finders that introduce subscribers to the Company, a finder's fee as may be negotiated by the parties to this Agreement;

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

(g)

Adequacy of information: the Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the information described in paragraph (e) above, or such other information as the Subscriber desired in order to evaluate an investment in the Company;

(h)

Residency: the residence of the Subscriber as set forth hereinbelow is the true and correct residence of the Subscriber and the Subscriber has no present intention of becoming a resident or domiciliary of any other jurisdiction;

(i)	Independent investigation: in making a decision to invest in the Company the Subscriber has relied solely upon independent investigations made by the Subscriber;

(j)

Principal: the Subscriber is purchasing the Units as principal for the Subscriber’s own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Units;

(k)

Decision to purchase: the decision of the Subscriber to enter into this Agreement and to purchase Units pursuant hereto has been based only on the representations of this Agreement. It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or any other person. The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Company’s management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for Units has not been influenced by:

	(i)	newspaper, magazine or other media articles or reports related to the Company or its business;

	(ii)	promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii)

any representations, oral or otherwise, that the Company will become a listed company, that any of the Securities will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of any of the Securities;

(l)

Advertisements: the Subscriber acknowledges that the Subscriber has not purchased Units as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)

Information not received: the Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Units, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Units;

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

(n)

Information received: the Subscriber has had access to such additional information, if any, concerning the Company as the Subscriber has considered necessary in connection with the Subscriber’s investment decision to acquire the Units;

(o)	Satisfaction with information received: the Subscriber acknowledges that, to the Subscriber’s satisfaction:

	(i)	the Subscriber has either had access to or has been furnished with sufficient information regarding the Company and the terms of this investment transaction to the Subscriber’s satisfaction;

(ii)

the Subscriber has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the Subscriber’s satisfaction; and

	(iii)	the Subscriber has been given ready access to and an opportunity to review any information, oral or written, that the Subscriber has requested concurrent with or as a part of this Agreement;

(p)

Economic risk: the Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber’s investment in and to the Securities, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber’s investment in and to any of the Securities;

(q)

Speculative investment: the Subscriber understands that an investment in the Securities is a speculative investment and that there is no guarantee of success of the Company’s management’s plans. Management’s plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company’s assets and with the present level of management’s skills and of those whom the Company will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be accurately, or at all, predicted;

(r)

Address: the Subscriber is resident as set out on the last page of this Agreement as the “Subscriber’s Address”, and the address as set forth on the last page of this Agreement is the true and correct address of the Subscriber;

(s)

Risk and resale restriction: the Subscriber is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber will not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy;

(t)	Representations as to resale: no person has made to the Subscriber any written or oral representations:

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any of the Securities for trading on any stock exchange, over-the-counter or bulletin board market; and

the Subscriber will not resell any of the Securities except in accordance with the provisions of applicable securities legislation and stock exchange, over-the- counter and/or bulletin board market rules;

(u)

Reports and undertakings: if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Units;

(v)

Resale restrictions: the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Subscriber’s resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy;

(w)	Age of majority: the Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto;

(x)

Authorization and formation of Subscriber: the Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Securities, and such entity has not been formed for the specific purpose of acquiring Securities in this issue. If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company. In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound;

(y)	Legal obligation: this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(z)

Legal and tax consequences: the Subscriber acknowledges that an investment in the Securities of the Company may have tax consequences to the Subscriber under applicable law, which the Subscriber is solely responsible for determining, and the Subscriber also acknowledges and agrees that the Subscriber is responsible for obtaining its own legal and tax advice;

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

(aa)

Compliance with applicable laws: the Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Units to the Subscriber will not comply with all applicable laws of the Subscriber’s jurisdiction of residence or domicile, and all other applicable laws, and the Subscriber has no reason to believe that the Subscriber’s subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding. In addition, the Subscriber will comply with all applicable securities laws and will assist the Company in all reasonable manner to comply with all applicable securities laws;

(ab)

Encumbrance or transfer of Securities: while the Company is a non-reporting company in Canada, the Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the Securities herein subscribed for in Canada without the prior written consent of the Company and in accordance with applicable securities legislation;

(ac)

Regulation S: if the Subscriber is not a resident of the United States, the Subscriber further represents and warrants that the Subscriber was not specifically formed to acquire any of the Securities subscribed for in this Agreement in violation of the provisions of Regulation S;

(ad)

Finders’ fees: the Subscriber has not retained, employed or introduced any broker, finder or other person who would be entitled to a brokerage commission or finder’s fee arising out of the transactions contemplated hereby;

(ae)	Additional Subscriber acknowledgements: the Subscriber also acknowledges (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder) as set forth below:

(i)

it has been furnished with all information, financial and otherwise, concerning the business, affairs and financial position of the Company necessary to make an informed decision to purchase the Units and the Subscriber agrees that such information has not been furnished pursuant to any form of written material which is, or may be construed as, an offering memorandum as that term is defined in the securities legislation of any Province of Canada or any State of the United States, the securities legislation in the jurisdictions in which the Company is incorporated and conducts business and the securities legislation in the jurisdiction in which the Subscriber is resident (collectively, the “Applicable Securities Legislation” herein) as such legislation is from time to time amended, and the regulations and rules prescribed thereto;

	(ii)	the issue of the Units will be made pursuant to exemptions from the registration and prospectus requirements of the Applicable Securities Legislation and therefore:

(A)

the Subscriber may be restricted from using certain of the civil remedies available under such legislation and certain protections, rights and remedies provided in such legislation, including statutory rights of rescission or damages, may not be available to the Subscriber;

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

	(B)	the Subscriber may not receive information that might otherwise be required to be provided to the Subscriber under such legislation;

	(C)	the Company may be relieved from certain obligations that would otherwise apply under such legislation;

	(D)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

	(E)	there is no government or other insurance covering the Securities; and

	(F)	there are risks associated with the purchase of the Securities;

(iii)

no prospectus has been filed by the Company with any regulatory authority in connection with the issuance of the Securities and the Company has already issued or may issue units or shares for significantly lesser consideration per unit or share than is being paid by the Subscriber for Units hereunder;

(iv)

any Subscription Price monies paid by the Subscriber for the Units are not subject to any restrictions pertaining to the use thereof by the Company and may be used immediately by the Company upon the Company’s Acceptance;

(v)	this subscription forms part of a larger Offering and is subject only to the Company’s Acceptance of this subscription Agreement and the Subscription Price therefore;

(vi)

the sale and delivery of the Units to the Subscriber or to any subscriber on whose behalf the Subscriber is contracting is conditional upon such sale being exempt from the requirement to file a prospectus or to prepare and deliver an offering memorandum under any applicable legislation relating to the sale of the Units or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or preparing and delivering an offering memorandum;

(vii)

the Company may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and the Subscriber acknowledges and agrees that the Subscriber will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Company in order to comply with the foregoing; and

(viii)

the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and the Subscriber (or others for whom the Subscriber is contracting hereunder) is solely responsible, and the Company is not in any way responsible, for compliance with applicable resale restrictions;

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

(af)

Additional Subscriber representations and warranties under Applicable Securities Legislation: if the Subscriber is not a resident of the United States, the Subscriber further represents and warrants to the Company and acknowledges and agrees that the Company will also rely upon the following representations and warranties in determining whether or not to accept this subscription under all Applicable Securities Legislation:

(i)

the Subscriber is purchasing the Units as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Units and, by signing and returning the attached Attachment “I” – “Subscriber’s Certificate”, certifies that it {please circle at least one of the following categories and complete the missing information as appropriate}:

(A)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a director, senior officer or control person of the Company, or of an affiliate of the Company; or

(B)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a spouse, parent, grandparent, brother, sister or child of __________________________ {insert name}, a director, senior officer or control person of the Company, or of an affiliate of the Company; or

(C)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a close personal friend of __________________________ {insert name}, a director, senior officer or control person of the Company, or of an affiliate of the Company; or

(D)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a close business associate of __________________________ {insert name}, a director, senior officer or control person of the Company, or of an affiliate of the Company; or

(E)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a founder of the Company; or

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

(F)

is resident in one of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Quebec, Prince Edward Island, Nova Scotia, New Brunswick, Newfoundland and Labrador, the Northwest Territories or the Yukon and is a parent, grandparent, brother, sister, child, spouse, close personal friend or close business associate of __________________________ {insert name}, a founder of the Company; or

(G)

is a person or company that is wholly-owned by, or a majority of its board of directors is comprised of, any combination of persons or companies described in §3.4(af)(i)(A) to §3.4(af)(i)(F) hereinabove; or

(H)	is a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in §3.4(af)(i)(A) to §3.4(af)(i)(F) hereinabove; or

(I)	is resident in the Province of Ontario and is a founder of the Company, or an affiliate of __________________________ {insert name}, a founder of the Company; or

(J)

is resident in the Province of Ontario and is a spouse, parent, brother, sister, grandparent or child of __________________________ {insert name}, an executive officer, director or founder of the Company; or

(K)	is resident in the Province of Ontario and is a control person of the Company; or

(L)	is an “accredited investor” as defined in National Instrument 45- 106 – Prospectus and Registration Exemptions (“NI 45-106”); or

(M)

is an employee, executive officer, director or consultant as defined in NI 45-106 of the Company, of a related entity of the Company or of a permitted assign of one of those persons and the purchase of the Units is voluntary; or

(N)	is resident in an “International Jurisdiction” (being a jurisdiction outside of Canada and the United States) and:

	(I)	the Subscriber is knowledgeable of, or has been independently advised as to, the Applicable Securities Legislation of such International Jurisdiction which would apply to this Agreement;

(II)

 the Subscriber is purchasing the Units pursuant to an applicable exemption from any prospectus, registration or similar requirements under the Applicable Securities Legislation of such International Jurisdiction, or, if such is not applicable, the Subscriber is permitted to purchase the Units under the Applicable Securities Legislation of the International Jurisdiction without the need to rely on exemptions; and

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

(III)

the Applicable Securities Legislation of the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction;

(ii)

the Subscriber has not relied upon the Company or its directors and officers, or the Company’s Counsel or advisors, for investment, legal or tax advice, including advice with respect to the hold period and resale restrictions imposed upon the Securities by the securities legislation in the jurisdiction in which the Subscriber resides, and has, if desired, in all cases sought the advice of the Subscriber’s own personal investment advisor, legal counsel and tax advisors, and the Subscriber is either experienced in or knowledgeable with regard to the affairs of the Company or, either alone or with its professional advisors, is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Securities, and it is able to bear the economic risk of an investment in the Securities and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment; and

(iii)

the Subscriber understands and acknowledges that the Company is not currently a reporting issuer or reporting company in every applicable jurisdiction and as a result the hold period to which the Securities are subject may be indefinite in certain jurisdictions in which the Securities are issued until the Company becomes a reporting issuer or reporting company in such jurisdiction. The Subscriber further understands that the certificates representing the Securities will bear a legend describing the resale restrictions and the Subscriber agrees to comply with such resale restrictions; and

(ag)

Additional Subscriber covenants and agreements: the Subscriber further covenants and agrees that the Company will also rely upon the following covenants and agreements in determining whether or not to accept this subscription under all Applicable Securities Legislation:

(i)

the Subscriber acknowledges and consents to the collection and retention by the Company of certain information, including personal information, regarding the Subscriber and the Subscriber’s subscription, including the Subscriber’s name, address, telephone number and e-mail address, the number of Securities purchased and any control persons of the Subscriber. The Subscriber acknowledges and agrees that this information will be retained on the share register of the Company which may be available for inspection by the public. The Subscriber further consents and agrees to the release of this information to the securities regulatory authorities as required by law and regulatory policies; and

	(ii)	the Subscriber agrees that this Agreement will in no way restrict the Company from obtaining further funds through the sale of equity securities of the Company or otherwise.

3.5 Company Confidential Information. The Subscriber acknowledges that the Company is presently engaged in the development and marketing of ecotechnologies that produce sustainable renewable energy. The Subscriber recognizes the importance of protecting the Company’s trade secrets, confidential information and other proprietary information and related rights acquired through the Company’s expenditure of time, effort and money. Therefore, in consideration of the Company permitting the Subscriber to submit this subscription and have access to Company information and/or Company confidential information otherwise coming to the Subscriber, the Subscriber agrees to be bound by the following terms and conditions:

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

(a)	Definitions: for all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

	(i)	“Confidential Information” includes any of the following:

		(A)	any and all versions of the trade names, trade-mark, business plans, products, software, all Developments (as defined below) and all other matters owned or marketed by the Company;

(B)

information regarding the Company’s business operation, methods and practices, including marketing strategies, product pricing, margins and hourly rates for staff and information regarding the financial affairs of the Company;

		(C)	the names of the Company’s clients and the names of the suppliers to the Company, and the nature of the Company’s relationships with these clients and suppliers; and

		(D)	any other trade secret or confidential or proprietary information in the possession or control of the Company;

however, Confidential Information does not include information which is or becomes generally available to the public without the Subscriber’s fault; and

	(ii)	“Developments” include all the following related to the products or business of the Company:

(A)

copyright works, software, documentation, data, designs, scripts, photographs, music, reports, flowcharts, trade-marks, specifications, source codes, product designs or formula and any related works, including any enhancements, modifications or additions to the products owned, marketed or used by the Company; and

		(B)	inventions, devices, discoveries, concepts, ideas, algorithms, formulae, know-how, processes, techniques, systems and improvements, whether patentable or not;

developed, created, acquired, generated or reduced to practice by the Company or any person by or for the Company, including the Subscriber;

(b)

Maintaining confidentiality: at all times the Subscriber shall keep in strictest confidence and trust the Confidential Information. The Subscriber shall take all necessary precautions against unauthorized disclosure of the Confidential Information, and, except as required by applicable law, judicial process or regulatory investigation, the Subscriber shall not, directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to a third party, nor shall the Subscriber use, copy or reproduce the Confidential Information except as may be reasonably required for the Subscriber with the permission of the Company;

-- $0.10 Convertible Note Private Placement Subscription Agreement --
-- Global Green Solutions Inc. --

(c)

Return of Confidential Information: at the request of the Company the Subscriber shall immediately return to the Company all materials, including all copies in whatever form, containing the Confidential Information which are in the Subscriber’s possession or under the Subscriber’s control; and

(d)

No rights to Confidential Information: the Subscriber acknowledges and agrees that the Subscriber shall not acquire any right, title or interest in or to the Confidential Information. Should any interest in the Confidential Information come into the possession of the Subscriber by any means, other than specific written transfer by the Company, the Subscriber hereby assigns and transfers, now and in the future, to the Company, and agrees that the Company shall be the exclusive owner of, all of the Subscriber’s right, title and interest to any such throughout the world, including all trade secrets, patent rights, copyrights and all other intellectual property rights therein. The Subscriber further agrees to cooperate fully at all times with respect to signing further documents and doing such acts and other things required by the Company to confirm such transfer of ownership of rights. The Subscriber agrees that the obligations in this section shall continue beyond the issue of any Securities hereunder, beyond the ownership of any Securities acquired hereunder and beyond the termination of the Subscriber’s employment, engagement or association with the Company, for a period of five years from the date that the Subscriber delivers this Agreement to the Company.

3.6 Reliance on Subscriber’s representations and warranties and indemnification. The Subscriber understands that the Company will rely on the representations and warranties of the Subscriber herein in determining whether a sale of the Units to the Subscriber is in compliance with federal and applicable state and provincial securities laws. The Subscriber hereby agrees to indemnify the Company and its affiliates and hold the Company and its affiliates harmless from and against any and all liability, damage, cost or expense (including reasonable attorney’s fees) incurred on account of or arising out of: (i) any inaccuracy in the Subscriber’s acknowledgements, representations or warranties set forth in this Agreement; (ii) the disposition of any of the Securities which the Subscriber will receive, contrary to the Subscriber’s acknowledgements, representations or warranties in this Agreement or otherwise; (iii) any suit or proceeding based upon the claim that such acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its affiliates; and (iv) the Subscriber’s failure to fulfill any or all of the Subscriber’s obligations herein.

3.7 Change in Subscriber’s representations and warranties. All of the information set forth hereinabove with respect to the Subscriber and including, without limitation, the acknowledgements, representations and warranties set forth hereinabove, is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this subscription Agreement by the Company, the Subscriber will immediately furnish the revised or corrected information to the Company.

3.8 The Company’s representations and warranties. The Company hereby represents and warrants as follows and hereby acknowledges and agrees that the Subscriber will rely on the following representations and warranties in effecting the subscription contemplated hereby:

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(a)

Organization and Qualification of the Company: the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company;

(b)

Authority: the Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the Offering and the other transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the party of the Company, and no further consent or action is required;

(c)

Enforceability: this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally;

(d)

No Conflicts: the execution, delivery and performance of this Agreement by the Company and the consummation of the Offering by the Company do not and will not conflict with or violate (i) any provision of the Articles of Incorporation or bylaws of the Company, as amended, or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, except where such conflict or violation would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company. No material consent, waiver, approval order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any material agreement with the Company, is required in connection with the execution, delivery and performance of this Agreement or the consummation of the Offering by the Company;

(e)

The Securities: The Shares and the Warrant Shares been duly authorized, and when issued and paid for in accordance with this Agreement and the Warrant, will be duly and validly issued, fully paid and non-assessable. The Company has reserved from its duly authorized capital stock the number of Warrant Shares issuable upon exercise of the Warrant. The Shares have not been issued in violation of, and are not subject to, any preemptive or subscription rights;

(f)

SEC Filings: the Company has filed all reports required to be filed by it under the U.S. Act and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the 18 months preceding the date hereof (collectively, the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing.

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At the time they were filed, the SEC Reports complied in all material respects with the requirements of the U.S. Act and the Exchange Act and the rules and regulations promulgated thereunder. At the time when they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The financial statements of the Company contained in the SEC Reports comply in all material respects with all applicable accounting requirements of the United States Securities and Exchange Commission (the “SEC”), were prepared in accordance with generally accepted accounting principles, and fairly present in all material respects the financial condition of the Company as of the dates thereof. The number and type of all authorized, issued and outstanding shares of capital stock of the Company is as set forth in the SEC Reports; and

(g)

Absence of Certain Changes: Since the date of the last audited financial statement contained in the SEC Reports, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the SEC Reports.

Article 4
RESTRICTED SECURITIES AND REGISTRATION

4.1 No initial registration. The Subscriber acknowledges and understands that neither the sale of the Securities which the Subscriber is acquiring nor any of the Securities themselves have been registered under any Applicable Securities Legislation and, furthermore, that the Securities must be held indefinitely unless subsequently registered under Applicable Securities Legislation or an exemption from such registration is available.

4.2 Legending of the Securities. The Subscriber also acknowledges and understands that the certificates representing the Securities will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D, RULE 506 UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(OR)

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

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NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE WHICH IS FOUR MONTHS FROM THE CLOSING DATE.

(AND, IF APPLICABLE)

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12 (2) OF THE BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKET ARE MET.

     The Subscriber hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described hereinabove.

4.3 Disposition under Rule 144. The Subscriber also acknowledges and understands that:

(a)	the Securities are restricted securities within the meaning of Rule 144 promulgated under the U.S. Act;

(b)

the exemption from registration under Rule 144 will not be available in any event for at least six months from the date of purchase and payment of the Securities by the Subscriber, and even then will not be available unless (i) adequate information concerning the Company is then available to the public and (ii) other terms and conditions of Rule 144 are complied with; and

(c)	any sale of the Securities may be made by the Subscriber only in limited amounts in accordance with such terms and conditions.

     In this regard the Subscriber further acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Subscriber agrees that the Subscriber shall in no event make any disposition of all or any portion of the Securities which the Subscriber is acquiring hereunder unless and until:

(a)	there is then in effect a “Registration Statement” under the U.S. Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

(b)

(i) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Subscriber shall have furnished the Company with an opinion of the Subscriber’s own counsel to the effect that such disposition will not require registration of any such Securities under the U.S. Act and (iii) such opinion of the Subscriber’s counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Subscriber of such concurrence.

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Article 5
GENERAL PROVISIONS

5.1 Address for delivery. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Company at the address specified in this Agreement. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth calendar day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee. Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

5.2 Severability and construction. Each Article, section, sub-section, paragraph, sub-paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

5.3 Gender and number. This Agreement is to be read with all changes in gender or number as required by the context.

5.4 Governing law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the federal laws of Canada applicable therein. Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or shareholder and whether arising under this Agreement or pursuant to shareholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated in the Courts of British Columbia, Canada unless the Company shall permit otherwise.

5.5 Representation and costs. It is hereby acknowledged by each of the parties hereto that the Company’s Counsel acts solely for the Company, and, correspondingly, that the Subscriber has been required by each of the Company’s Counsel and the Company to obtain independent legal advice with respect to the Subscriber’s review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the parties hereto that the Company’s Counsel, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to the Company and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Company for certain of such persons to act in a similar capacity while acting for the Company as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each party hereto to the role and capacity of the Company’s Counsel and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, the Company’s Counsel, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any party hereto is in any way affected or uncomfortable with any such capacity or representation. The Company will bear and pay its and the Subscriber’s costs, legal and otherwise, in connection with their respective preparation, review and execution of this Agreement and the preparation, review, filing, and maintenance of effectiveness of the Registrations Statement (to the extent set forth in Section 4.4) and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by the Company’s Counsel, shall be at the cost of the Company.

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5.6 Survival of representations and warranties. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

5.7 Counterparts. This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement. This Agreement may also be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

5.8 Entire Agreement and amendments. This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings. There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties’ agreement. This Agreement may be amended or modified in any respect by written instrument only.

5.9 Corrections. The Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from, any of this Agreement and each of Attachment “I” – “Subscriber’s Certificate”, Attachment “II” – “Certificate of Shareholder” to this Agreement, which may be required to be completed and executed by the Subscriber and delivered to the Company in accordance with the terms and conditions of this Agreement.

5.10 Successors and assigns. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and their respective successors and lawfully permitted assigns; provided that, except as herein provided, this Agreement shall not be assignable by any party without the written consent of the other. Notwithstanding the foregoing proviso, the benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any sale, assignment or transfer of any of the Units, the Shares, the Warrants or the Warrant Shares in accordance with the terms of this Agreement.

     IN WITNESS WHEREOF the parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the dates as set forth in the Signature Page/Subscriber Statement at the beginning of this document.

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SCHEDULE A

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Shares of the Company. The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below:

(Please check all that apply.)

_____	An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Employee Retirement income Security Act, which is either a bank savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are otherwise accredited investors.	_____ _____

A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Securities.

A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

_____	Advisors Act of 1940. A private business development company as defined in Section 202(a)(22) of the Investment	_____	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.
_____	An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or a partnership (in each case not formed for the specific purpose of acquiring the Securities) with total assets in excess of $5,000,000.	_____ _____

An insurance company as defined in Section 2(13) of the Act.

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(1)(48) of the Investment Company Act of 1940.

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____	A natural person whose net worth, individually or jointly with spouse, exceeds 1,000,000 at this time (including the value of that person’s principal residence valued at either (x) cost, including cost of improvements, net of current encumbrances on the property, or (y) the appraised value of the property as determined by a written appraisal used by an institution lender making a loan to that person secured by the property, including subsequent improvements, net of current encumbrances on the property).	_____ _____

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

____	A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with spouse inn excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level of income in the current calendar year.	_____ _____

Any entity in which all the equity owners are accredited investors (i.e., by virtue of their meeting any of the other tests for an “accredited investor”).

Any director or executive officer of the Company

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ___ day of _______________, 2010.

If a Corporation, Partnership or Other	If an Individual:
Entity:

Print Name and Type of Entity	Signature

Signature of Authorized Signatory	Print Name

Name and Title of Authorized	Social Security/Tax I.D. No.
Signatory

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THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO GLOBAL GREEN SOLUTIONS INC.. THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal: $	Issue Date:
Note: 2009-

CONVERTIBLE NOTE

     FOR VALUE RECEIVED on ________ ___, 2009-, Global Green Solutions Inc., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to  _____________________ (the "Holder"), without demand, the sum of ____________________________ (US $______ ) US DOLLARS with interest, on __________ , 2011 (the "Maturity Date").

     This Note has been entered into pursuant to its terms between the Borrower and the Holder, dated of even date herewith, and shall be governed by the terms herein. The following terms shall apply to this Note:

ARTICLE I

GENERAL PROVISIONS

     1.1 Payment Grace Period. The Borrower shall have a ten (10) business day grace period to pay any monetary amounts due under this Note, after which interest at the stated rate pursuant in item 1.3 below per annum shall continue to accrue until the amounts owed hereunder are repaid.

     1.2 Conversion Privileges. The Conversion Privileges set forth in Article II shall remain in full force and effect immediately from the date hereof and until the Note is paid in full regardless of the occurrence of an Event of Default. The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with Article II hereof.

     1.3 Interest Rate. Subject to Section 4.7 hereof, interest payable on this Note shall accrue at a rate per annum (the "Interest Rate") of TWELVE percent (12%) per annum on the outstanding principal balance, compounded annually. Interest is payable at the Maturity Date in either cash or common shares convertible at the Conversion Price. Interest is payable in advance of the Maturity Date as part of a Conversion as described in Article II.

ARTICLE II

CONVERSION RIGHTS

     The Holder shall have the right to convert the principal and interest due under this Note into Units consisting of the Borrower's Common Stock and warrants, (“Units”) as set forth below.

     2.1. Conversion into the Borrower's Units comprised of Common Stock and Share Purchase Warrants (Exhibit A) as defined below.

(a) Subject to terms of the Note, the Holder shall have the right from and after the date of the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable Units of the Borrower at the rate of one Unit per US $0.10 (the "Conversion Price") of the Note or accrued interest converted, with each Unit consisting of one common share, no par value, in the capital of the Borrower (the “Common Stock”) and one share purchase warrant with each warrant enabling the purchase of an additional common share of the Borrower at $0.25 per share for a two year term from the date of conversion (the “Warrant Shares”). Upon delivery to the Borrower of a completed Notice of Conversion, a form of which is annexed hereto, Borrower shall issue and deliver to the Holder within seven (7) business days from the Conversion Date (such seventh day being the “Delivery Date”) that number of shares of Common Stock for the portion of the Note and accrued interest converted in accordance with the foregoing. At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note in the manner provided in Section 1.3 through the Conversion Date directly to the Holder on or before the Date. The number of Units to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and accrued interest to be converted, by the Conversion Price.

(b) As evidenced and defined above, and subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per Unit shall be $0.10.

(c) The Conversion Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

     A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

     B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes that may be issued or outstanding, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

     C. Stock Splits, and Combinations. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

     (D) During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than the number of shares of Common Stock and Warrant Shares issuable upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

ARTICLE III

EVENT OF DEFAULT

     The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

     3.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of principal, interest or other sum due under this Note when due and such failure continues for a period of ten (10) business days after the due date. The ten (10) day period described in this Section 3.1 is the same ten (10) business day period described in Section 1.1 hereof.

     3.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of this Note in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

     3.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

     3.4 Delisting. Delisting of the Common Stock from a Principal Market; failure to comply with the requirements for continued listing on a Principal Market for a period of five consecutive trading days; or notification from any Principal Market that the Borrower is not in compliance with the conditions for such continued listing on such Principal Market.

     3.5 Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension that lasts for five or more consecutive trading days.

     3.6 Failure to Deliver Common Stock. Borrower's failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note.

     3.7 Reservation Default. Failure by the Borrower to have reserved for issuance upon conversion of the Note the amount of Common stock as set forth in this Note.

     3.8 Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any other agreement to which the Borrower and Holder are parties.

ARTICLE IV

MISCELLANEOUS

     4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth on the face page or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be as presented on the face page of this instrument.

     4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     4.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

     4.5 Governing Law. This Note shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the courts of British Columbia, Canada or in the federal courts of Canada. Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable fees and costs.

     4.6 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

     4.7 Shareholder Status. The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note. However, the Holder will have all the rights of a shareholder of the Borrower with respect to the shares of Common Stock received after delivery by the Holder of a Conversion Notice to the Borrower and such shares are issued in conjunction with item 2.1 herein.

     IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer on the date first noted above:

GLOBAL GREEN SOLUTIONS INC.

By:
Name & Title: _____________, Director

WITNESS:

__________________________________________

NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)

     The undersigned hereby elects to convert $____________ of the principal and $_________ of the interest due on the Note issued by Global Green Solutions Inc. on _______________ into Units of Global Green Solutions Inc.. (the "Borrower") according to the conditions set forth in such Note, as of the date written below. Each Unit consists of one common share and one share purchase warrant (a “Warrant”), as described in the Note.

Date of Conversion: __________________________________

Conversion Price: US $0.10

# of Shares To Be Delivered: ___________________________ (Plus any applicable interest shares)
(includes warrants as part of purchased unit)

Signature:

Print Name:

Print full Address for delivery

EXHIBIT A

Form of Warrant

“This warrant and the securities deliverable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any State of the United States. This warrant may not be exercised by or on behalf of a person in the United States unless the warrant and the underlying securities have been registered under the U.S. Securities Act and the applicable securities legislation of any such state or an exemption from such registration requirements is available. “United States” and “U.S. person” are as defined by regulation S under the U.S. Securities Act.”

“Unless permitted under securities legislation, the holder of the securities shall not trade the securities before ________”

Warrant Certificate No. 200_- _____

WARRANT TO PURCHASE ________ SHARES
VOID AFTER 5:00 P.M., PACIFIC TIME, ON ________________

GLOBAL GREEN SOLUTIONS INC..
WARRANT AGREEMENT AND CERTIFICATE

     This certifies that, for value received, __________________________, the registered holder hereof (the "Warrantholder") is entitled to purchase from Global Green Solutions Inc. , a Nevada Corporation (the "Company") with its principal office located at, 1010-789 WEST PENDER STREET, VANCOUVER BC V6C1H2, at any time before 5:00 P.M., Pacific Time, on the date set forth above, which date is the date two years following the initial issuance date of this Warrant (the "Termination Date") at the purchase price of US$ 0.25 per share (the "Exercise Price "or “Purchase Price”), the number of Shares of the Company's Common Stock (the "Shares") set forth above. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price per Share shall be subject to adjustment from time to time as set forth in Section 3 below.

Section 1. Transfer or Exchange of Warrant.

     1.1 The Company shall be entitled to treat the registered owner of any Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to gross negligence or bad faith.

     1.2 This Warrant may not be sold, transferred, assigned or hypothecated except pursuant to all applicable Canadian and federal and state securities laws.

     1.3 A Warrant shall be transferable only on the books of the Company upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate to the persons entitled thereto.

Section 2. Term of Warrants; Exercise of Warrants.

     2.1 Subject to the terms of this Agreement and Certificate, the Warrantholder shall have the right, which may be exercised commencing at any time after the Company has increased its authorized capital such that sufficient shares of Common Stock are available for issuance upon exercise and ending at 5:00 p.m. Pacific Time on the Termination Date, to purchase from the Company the number of Shares which the Warrantholder may at that time be entitled to purchase on exercise of this Warrant.

     2.2 A Warrant shall be exercised by surrender to the Company, at its principal office, of this Certificate evidencing the Warrant to be exercised, together with the form of election to purchase attached hereto as Exhibit B duly filled in and signed, and payment to the Company of the Exercise Price for the number of Shares in respect of which such Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or certified funds.

     2.3 Subject to Section 3 hereof, upon surrender of a Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch, to or upon the written order of the Warrantholder exercising such Warrant and in such name or names as such Warrantholder may designate, certificates for the number of Shares so purchased upon the exercise of such Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of receipt by the Company of such Warrant Certificate and payment of the Exercise Price. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrantholders thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised to purchase less than all of the Shares purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued.

     2.4 The Warrantholder will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares upon the exercise of Warrants.

     2.5 Cashless Exercise

(a)

This Warrant may be exercisable in whole or in part at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by cashless exercise in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of common shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of common shares issuable to the holder per the terms of the Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable common shares in the capital of the Company (or Other Securities) determined as provided herein.

(b)

If the Fair Market Value of one common share is greater than the Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive common shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of common shares computed using the following formula:

X=Y (A-B)
A

Where	X=	the number of common shares to be issued to the holder

	Y=	the number of common shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised

A=

the fair market value of one share of the Company’s common stock as defined for the purposes of this calculation as the 30 day volume weighted average price of the Issuer’s securities preceding the date of Conversion as defined herein

	B=	Purchase Price

(c)

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

Section 3. Adjustment of Exercise Price and Shares.

     3.1 If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock underlying the Warrants, and the exercise price per share of the outstanding Warrants, shall be proportionately adjusted by the Board to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

     3.2 In the event of the proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Company with another corporation, the Board may provide that each Warrantholder shall have the right to exercise such Warrant (at its then current Exercise Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Board may provide that the Warrants shall terminate as of a date fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Warrantholder, who shall have the right, during the period of 30 days preceding such termination, to exercise the Warrant as to all or any part of the shares of Common Stock covered thereby.

     3.3 The preceding paragraph shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the holder of this Warrant shall have the right to exercise such Warrant solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect Parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Warrant might have been exercised.

     3.4 In the event of a change in the Common Stock of the Company as presently constituted into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Common Stock of the Company within the meaning of this agreement.

     3.5 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     3.6 Except as expressly provided herein, the Warrantholder shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to this Warrant. The grant of this Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

Section 4. Mutilated or Missing Warrant Certificates.

In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the holder of such Certificate, issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Certificate, or in lieu of and substitution for the Certificate, lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

Section 5. Reservation of Shares of Common Stock.

There has been reserved, and the Company shall at all times keep reserved so long as any of the Warrants remain outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants and the underlying securities.

Section 6. No Fractional Shares.

The Company shall not be required to issue fractional shares or scrip representing fractional shares upon the exercise of the Warrants. As to any final fraction of a Share which the Warrantholder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market price of a share of Common Stock on the business day preceding the day of exercise.

Section 7. Transfer and Exercise to Comply With the Securities Act of 1933.

The Warrants may not be exercised except in a transaction exempt from registration under the Act.

Section 8. Notices.

Any notice pursuant to this Agreement by the Company or by the Warrantholders shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested to the Company or the Warrantholder at the addresses set forth above. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

Section 9. Successors.

All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholders shall bind and inure to the benefit of their respective successors and assigns.

Section 10. Applicable Law.

This Warrant Agreement and Certificate and any replacement Certificate issued here under shall be governed by and construed in accordance with the laws of the Province of British Columbia, Canada, and the federal laws of Canada applicable therein.

GLOBAL GREEN SOLUTIONS INC

By:
Director

Exhibit B

PURCHASE FORM

Dated _______________, ____

     The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of purchasing __________ Shares of GLOBAL GREEN SOLUTIONS INC. and hereby makes payment of US$ 0.25 per Share in payment of the exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name:

(please type or print in block letters)

Address:

Signature ______________________________________________________

Dated: ___________________,______

ASSIGNMENT FORM

      FOR VALUE RECEIVED, __________________________ , hereby sells, assigns and transfers unto

Name:

(Please type or print in block letters)

Address:

the right to purchase Shares of GLOBAL GREEN SOLUTIONS INC. represented by this Warrant Certificate to the extent of Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint GLOBAL GREEN SOLUTIONS INC. to transfer the same on the books of the Company with full power of substitution in the premises.

_______________________________________
Signature

Dated: ___________________,______

     Notice: The signature of this assignment must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.